                                                                    Exhibit 1(s)

                     NINTH AMENDMENT DATED FEBRUARY 21, 2006

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Janus Adviser Risk-Managed Core Fund to "Janus Adviser INTECH Risk-Managed Core Fund;" (ii) the redesignation of Janus Adviser Risk-Managed Growth Fund to "Janus Adviser INTECH Risk-Managed Growth Fund;" and (iii) the redesignation of Janus Adviser Risk-Managed Value Fund to "Janus Adviser INTECH Risk-Managed Value Fund:"


                                   SCHEDULE A

Series of the Trust                                    Available Classes
-------------------                                    -----------------

Janus Adviser Balanced Fund                            Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Forty Fund                               Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares


Janus Adviser Contrarian Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares


Janus Adviser Core Equity Fund                         Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Flexible Bond Fund                       Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Foreign Stock Fund                       Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Large Cap Growth Fund                    Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Growth and Income Fund                   Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser High-Yield Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser International Growth Fund                Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Long/Short Fund                          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Mid Cap Growth Fund                      Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Mid Cap Value Fund                       Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Money Market Fund                        Class A Shares
                                                       Class C Shares
                                                       Class S Shares

Janus Adviser Orion Fund                               Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed Core Fund            Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund          Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund           Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Small Company Value Fund                 Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Small-Mid Growth Fund                    Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

Janus Adviser Worldwide Fund                           Class A Shares
                                                       Class C Shares
                                                       Class I Shares
                                                       Class R Shares
                                                       Class S Shares

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